Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian Halladay, Chief Financial Officer of ZYTO Corp (the “Company”), certify that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ BRIAN HALLADAY
Brian Halladay
Chief Financial Officer
(Principal Financial and Accounting Officer)

November 14, 2012